UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

--------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2021

Central Index Key Number of the issuing entity: 0001681906

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30

-----------------------------------------------------------

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

-----------------------------------------------------------

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001548567

CIBC Inc.

-----------------------------------------------------------

(Exact names of sponsors as specified in their charters)

38-4014685
38-4014686
Delaware	333-206582-04	38-7170456
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable

-----------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

Effective as of March 11, 2021, Situs Holdings, LLC (“Situs”), a Delaware limited liability company, will act as special servicer for the Easton Town Center mortgage loan and each related pari passu promissory note (collectively, the “Easton Town Center Non-Serviced Loan Combination”), replacing AEGON USA Realty Advisors, LLC as special servicer for such non-serviced loan combination. Situs was appointed at the direction of Teachers Insurance and Annuity Association of America (“TIAA”), the directing certificateholder of the BBCMS 2016-ETC securitization. As special servicer for the Easton Town Center Non-Serviced Loan Combination, Situs will be responsible for the servicing and administration of the Easton Town Center Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Easton Town Center Non-Serviced Loan Combination when such non-serviced loan combination is not specially serviced. Servicing of the Easton Town Center Non-Serviced Loan Combination will continue to be governed by the BBCMS 2016-ETC pooling and servicing agreement, dated as of August 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Date: March 11, 2021